Exhibit 16.(17)(a)

THE NEW AMERICA HIGH INCOME FUND, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2024 The undersigned, revoking prior proxies, hereby appoints [NAMES], and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The New America High Income Fund, Inc. (the “Fund”) to be held at the offices of Kirkland & Ellis LLP, 200 Clarendon Street, Boston, Massachusetts 02116, , on [DATE], at [TIME], or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 431-9645. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE]. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/HYB/docs/2024mtg.pdf SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy. Vote by Internet: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. https://vote.proxyonline.com Vote by Phone: Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative. Vote by Mail: Complete the reverse side of this proxy card and return it in the envelope provided. PROXY CARD USPS Postage-Paid Envelope MEETING AGENDA on reverse side (800) 431-9645 Toll Free Toll Free VOTER PROFILE: Voter ID: XXXXXXXX Security ID: XXXXXXXXX Shares to Vote: **confidential** Household ID: 000000000 **please call the phone number to the right for more information VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! VOTER CONTROL NUMBER: XXXX XXXX XXXX

THE NEW AMERICA HIGH INCOME FUND, INC. This proxy is solicited on behalf of the Board of Directors. The proxy will be voted as specified by the undersigned. If no specification is made for the proposals, this proxy shall be voted FOR such proposals. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSAL: FOR WITHHOLD A. Election of Directors — The Board of Directors urges you to vote FOR the election of the Nominees. 1. Nominees: (01) Joseph L. Bower O O (02) Stuart A. McFarland O O (03) Marguerite A. Piret O O (04) Luis M. Viceira O O (05) Ellen E. Terry O O PROPOSAL: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to the T. Rowe Price High Yield Fund (the “T. Rowe Price Fund”), a series of the T. Rowe Price High Yield Fund, Inc., in exchange for the assumption of the Fund’s stated liabilities by the T. Rowe Price Fund and Investor Class shares of the T. Rowe Price Fund, followed by the complete liquidation of the Fund. O O O You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED. THANK YOU FOR CASTING YOUR VOTE NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD